UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2026

PROFUSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, Suite A

Berkeley, CA 94710

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 997-6925

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PFSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, the Company is party to a Securities Purchase Agreement, dated as of February 11, 2025 (as amended, the “Purchase Agreement”), by and among the Company, Ascent Partners Fund LLC, a Delaware limited liability company (“Ascent”), the other purchasers from time to time party thereto and Ascent, as collateral agent. Pursuant to the Purchase Agreement, the Company issued to Ascent (i) on April 2, 2026, a Senior Secured Convertible Promissory Note in the principal amount of $555,555.55, for a purchase price of $500,000.00, maturing April 2, 2027 (the “April 2 Note”), and (ii) on April 20, 2026, a Senior Secured Convertible Promissory Note in the principal amount of $1,111,111.11, for a purchase price of $1,000,000.00, maturing April 20, 2027 (the “April 20 Note” and together with the April 2 Note, the “April Notes”). Prior to the amendments described below, each April Note was convertible at a fixed Conversion Price of $0.50 per share, subject to adjustment, provided that in no event could the Conversion Price be less than the Floor Price (20% of the Closing Sale Price of the Common Stock on the Principal Trading Market on the Amendment Effective Date).

Amendments

On October 4, 2026, the Company entered into (i) Amendment No. 1 to the April 2 Note and (ii) Amendment No. 1 to the Purchase Agreement and the April 20 Note (“together, the “Amendments”), each with Ascent. The Amendments contain substantially identical terms and apply solely to the applicable April Note; all other Notes issued under the Purchase Agreement remain unchanged.

Conversion Price: Section 4(b) of each April Note is deleted and replaced so that the Conversion Price on any Conversion Date equals the greater of (i) $1.20 and (ii) 95% of the lowest daily VWAP of the Common Stock during the five (5) Trading Days immediately preceding the Conversion Date, subject to adjustment, provided not less than the Floor Price.

Floor Price: The definition of “Floor Price” in each April Note is deleted and replaced with a fixed Floor Price of $0.338 per share. As a result, the Conversion Price may not be less than $0.338 per share, regardless of the VWAP calculation.

Reserve Amount: Solely with respect to the applicable April Note, “Reserve Amount” means, as of any date, 150% of the maximum aggregate number of shares of Common Stock then issued or potentially issuable under the Transaction Documents, calculated (i) including Issuable Securities upon conversion or exercise of Purchased Securities, (ii) ignoring conversion or exercise limits, (iii) assuming Conversion Prices of the Notes are at all times the then-effective Floor Price on the Trading Day immediately prior to determination and (iv) adjusted ratably for any reverse stock split or similar reclassification. The Reserve Amount for other Notes remains unchanged.

Waiver of Anti-Dilution Provisions: Effective as of the Amendment Effective Date, Ascent waived Sections 5(b) (Change in Option Price or Rate of Conversion) and 5(c) (Subsequent Equity Sales) of (i) the $714,285.71 Note issued August 12, 2026, (ii) the $329,670.33 Note issued September 1, 2026 and (iii) the $384,615.38 Note issued September 16, 2026. Except as expressly set forth in the Amendments, each such Note remains unchanged and in full force and effect in accordance with its respective terms.

Other terms: The Amendments do not constitute a novation and do not waive any Default or Event of Default or obligate Ascent to further purchases; each Company Party reaffirmed its guaranty obligations and all Liens securing the Obligations; each Company Party released Ascent and its Related Parties from claims and Losses; the Company reimburses Purchaser Parties’ fees, costs and expenses under Section 6.2 of the Purchase Agreement; the Amendments are governed by Delaware law with an exclusive Delaware forum and jury trial waiver; and the Amendments are effective on the Amendment Effective Date, consisting of the date of the applicable Amendment and payment of all Obligations then due, including invoiced costs, expenses and fees. The Collateral Agent may terminate an Amendment if the Amendment Effective Date has not occurred within two Business Days.

The foregoing descriptions are summaries only and do not purport to be complete, and are qualified in their entirety by reference to Amendments, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Forward-Looking Statements. This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Amendments, potential conversions of the April Notes and the issuance of shares of Common Stock, and potential dilution. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties, many of which are beyond management’s control, that could cause actual results to differ materially from those described in the forward-looking statements, as well as risks relating to general economic conditions, market conditions, interest rates, and other factors. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1, dated October 4, 2026 to the Senior Secured Convertible Promissory Note issued by Profusa, Inc. on April 2, 2026, for the benefit of Ascent Partners Fund LLC.
10.2	Amendment No. 1, dated October 4, 2026, to the Senior Secured Convertible Promissory Note issued by Profusa, Inc. on April 20, 2026, for the benefit of Ascent Partners Fund LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 5, 2026	Profusa, Inc.

	By:	/s/ Fred Knechtel
	Name:	Fred Knechtel
	Title:	Chief Financial Officer

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